FIRST WESTERN FUNDS TRUST

First Western Fixed Income Fund

First Western Short Duration Bond Fund

First Western Short Duration High Yield Credit Fund

Supplement dated November 4, 2019 to the Prospectus and Statement of Additional Information (“SAI”) Dated December 28, 2018

This supplement provides new information beyond that contained in the September 13, 2019 and July 24, 2019 Supplements and replaces those supplements. This supplement should be read in conjunction with the Prospectus and SAI.

First Western Financial, Inc., the parent company of First Western Capital Management Company (“First Western”), the investment adviser to each of the First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund (the “Funds”) announced that its agreement with Lido Advisors, LLC (“Lido”) and Lido’s affiliate Oakhurst Advisors, LLC (“Oakhurst”), whereby Lido, on behalf of Oakhurst, would acquire First Western’s Los Angeles based fixed-income portfolio management team and its mutual fund business (the “Transaction”) has been canceled. Consequently, the current investment advisory agreements between the First Western Funds Trust (the “Trust”), on behalf of each Fund, and First Western remain in effect and neither the names of the Trust and the Funds nor the Funds’ ticker symbols will change. The persons who are currently responsible for the portfolio management of the Funds, Barry P. Julien and Ashish Shah, continue to be employees of First Western and continue to manage the Funds in accordance with their current investment objectives and principal investment strategies.

In addition, at a meeting held on October 29, 2019, the Board of Trustees of the Trust elected John R. Hildebrand to serve on the Board, together with Debbie Silversmith, Debra McGinty-Poteet and Keith Wirtz, three existing trustees. Mr. Hildebrand was a Partner in the Financial Services – Investment Management Practice of PricewaterhouseCoopers, LLP from 1994 until his retirement in 2016.

The September 13, 2019 and July 24, 2019 Supplements SHOULD BE DISREGARDED. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.